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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Amendment No. 2 to Form S-1 of our report dated December 5, 2003, except as to Note 4 as to which the date is January 9, 2004 relating to the financial statement of Assurant, Inc. which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP


New York, New York
January 13, 2004